Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies Disclosure Text Block

Note 27 – Commitments and contingencies

Off-balance sheet risk

The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit, and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

The Corporation's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees written is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of financial condition.

Financial instruments with off-balance sheet credit risk, whose contract amounts represent potential credit risk as of the end of the periods presented were as follows:

	December 31,
(In thousands)	2012	2011
Commitments to extend credit:
Credit card lines	$4,379,071	$4,297,755
Commercial lines of credit	2,044,382	2,039,629
Other unused credit commitments	351,537	358,572
Commercial letters of credit	20,634	11,632
Standby letters of credit	127,519	124,709
Commitments to originate mortgage loans	41,187	53,323

At December 31, 2012, the Corporation maintained a reserve of approximately $5 million for potential losses associated with unfunded loan commitments related to commercial and consumer lines of credit (2011 - $15 million).

Other commitments

At December 31, 2012, the Corporation also maintained other non-credit commitments for $10 million, primarily for the acquisition of other investments (2011 - $10 million).

Business concentration

Since the Corporation's business activities are currently concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets.  The concentration of the Corporation's operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base.  Its asset and revenue composition by geographical area is presented in Note 41 to the consolidated financial statements.

The Corporation's loan portfolio is diversified by loan category. However, approximately $13.3 billion, or 64% of the Corporation's loan portfolio not covered under the FDIC loss sharing agreements, excluding loans held-for-sale, at December 31, 2012, consisted of real estate related loans, including residential mortgage loans, construction loans and commercial loans secured by commercial real estate (2011 - $12.5 billion, or 61%).

Except for the Corporation's exposure to the Puerto Rico Government sector, no individual or single group of related accounts is considered material in relation to our total assets or deposits, or in relation to our overall business. At December 31, 2012, the Corporation had approximately $0.9 billion of credit facilities granted to the Puerto Rico Government, its municipalities and public corporations, of which $75 million were uncommitted lines of credit (2011 - $1 billion and $215 million, respectively). Of the total credit facilities granted, $749 million was outstanding at December 31, 2012, of which $61 million were uncommitted lines of credit (2011 - $799 million and $0, respectively). As part of its investment securities portfolio, the Corporation had $217 million in obligations issued or guaranteed by the Puerto Rico Government, its municipalities and public corporations at December 31, 2012 (2011 - $269 million).

Additionally, the Corporation holds consumer mortgage loans with an outstanding balance of $294 million at December 31, 2012 that are guaranteed by the Puerto Rico Housing Authority (2011- $294 million).  These mortgage loans are secured by the underlying properties and the guarantees serve to cover any shortfall in collateral in the event of a borrower default.

Other contingencies

As indicated in Notes 4 and 12 to the consolidated financial statements, as part of the loss sharing agreements related to the Westernbank FDIC-assisted transaction, the Corporation agreed to make a true-up payment to the FDIC on the date that is 45 days following the last day of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The true-up payment obligation was estimated at $112 million at December 31, 2012 (2011 - $98 million).

Legal Proceedings

The nature of Popular's business ordinarily results in a certain number of claims, litigation, investigations, and legal and administrative cases and proceedings. When the Corporation determines it has meritorious defenses to the claims asserted, it vigorously defends itself. The Corporation will consider the settlement of cases (including cases where it has meritorious defenses) when, in management's judgment, it is in the best interest of both the Corporation and its shareholders to do so.

On at least a quarterly basis, Popular assesses its liabilities and contingencies in connection with outstanding legal proceedings utilizing the latest information available. For matters where it is probable that the Corporation will incur a material loss and the amount can be reasonably estimated, the Corporation establishes an accrual for the loss. Once established, the accrual is adjusted on at least a quarterly basis as appropriate to reflect any relevant developments. For matters where a material loss is not probable or the amount of the loss cannot be estimated, no accrual is established.

In certain cases, exposure to loss exists in excess of the accrual to the extent such loss is reasonably possible, but not probable. Management believes and estimates that the aggregate range of reasonably possible losses (with respect to those matters where such limits may be determined, in excess of amounts accrued), for current legal proceedings ranges from $0 to approximately $19.9 million as of December 31, 2012. For certain other cases, management cannot reasonably estimate the possible loss at this time. Any estimate involves significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants in several of the current proceedings whose share of liability has yet to be determined, the numerous unresolved issues in many of the proceedings, and the inherent uncertainty of the various potential outcomes of such proceedings. Accordingly, management's estimate will change from time-to-time, and actual losses may be more or less than the current estimate.

While the final outcome of legal proceedings is inherently uncertain, based on information currently available, advice of counsel, and available insurance coverage, management believes that the amount it has already accrued is adequate and any incremental liability arising from the Corporation's legal proceedings will not have a material adverse effect on the Corporation's consolidated financial position as a whole. However, in the event of unexpected future developments, it is possible that the ultimate resolution of these matters, if unfavorable, may be material to the Corporation's consolidated financial position in a particular period.

Ongoing Class Action Litigation

Banco Popular is currently a defendant in two class action lawsuits arising from its consumer banking and trust-related activities:

  The Overdraft Fee Litigation

On October 7, 2010, a putative class action for breach of contract and damages captioned Almeyda-Santiago v. Banco Popular de Puerto Rico, was filed in the Puerto Rico Court of First Instance against Banco Popular. The complaint essentially asserts that plaintiff and others similarly situated who plaintiff purports to represent have suffered damages because of Banco Popular's allegedly fraudulent overdraft fee practices in connection with debit card transactions.  Such practices allegedly consist of: (a) the reorganization of electronic debit transactions in high-to-low order so as to multiply the number of overdraft fees assessed on its customers; (b) the assessment of overdraft fees even when clients have not overdrawn their accounts; (c) the failure to disclose, or to adequately disclose, its overdraft policy to its customers; and (d) the provision of false and fraudulent information regarding its clients' account balances at point of sale transactions and on its website. Plaintiff seeks damages, restitution and provisional remedies against Banco Popular for breach of contract, abuse of trust, illegal conversion and unjust enrichment. On January 13, 2011, Banco Popular submitted a motion to dismiss the complaint.

In January 2012, the parties to the Almeyda action entered into a memorandum of understanding. Under the terms of this memorandum of understanding, subject to certain customary conditions, including court approval of a final settlement agreement, and in consideration for the full and final settlement and release of all defendants, the parties agreed that the amount of $0.4 million will be paid by defendants, which amount, net of attorneys' fees, shall be donated to one or more non-profit consumer financial counseling services organizations based in Puerto Rico. A settlement stipulation and a joint motion for preliminary approval of such settlement were filed on July 3, 2012 and approve by the Court on September 6, 2012.

On January 16, 2013, a reasonableness hearing was held in the matter of reference. Counsel for both parties appeared, as well as representatives from the three non-profit organizations that were proposed as potential recipients of the settlement funds (Consumer Credit Counseling Service, Fundación Comunitaria and Proyecto PECES). The Court was informed that all class-members had been notified of the proposed settlement. The Court thereafter interviewed the representatives from the three non-profits and approved their designation. The parties agreed to file a proposed Final Order and Judgment. The Court requested that, upon the entering of the final judgment, a public notice be published to inform class-members of their right to seek consumer counseling services from these organizations.

  The Bank-as-Trustee Litigation

On December 13, 2010, Popular was served with a class action complaint captioned García Lamadrid, et al. v. Banco Popular de Puerto Rico, et al., filed in the Puerto Rico Court of First Instance. The complaint generally seeks damages against Banco Popular de Puerto Rico, other defendants and their respective insurance companies for their alleged breach of certain fiduciary duties, breach of contract, and alleged violations of local tort law. Plaintiffs seek in excess of $600 million in damages, plus costs and attorneys fees.

More specifically, plaintiffs - Guillermo García Lamadrid and Benito del Cueto Figueras - are suing Defendant BPPR for the losses they (and others) experienced through their investment in the RG Financial Corporation-backed Conservation Trust Fund securities. Plaintiffs essentially claim that Banco Popular allegedly breached its purported fiduciary duty to keep all relevant parties informed of any developments that could affect the Conservation Trust notes or that could become an event of default under the relevant trust agreements; and that in so doing, it acted imprudently, unreasonably and with gross negligence. Popular and the other defendants submitted separate motions to dismiss on or about February 28, 2011. Plaintiffs submitted a consolidated opposition thereto on April 15, 2011. The parties were allowed to submit replies and surreplies to such motions and the motions have now been deemed submitted by the Court and are pending resolution. An argumentative hearing on this motion was held on July 3, 2012. At the hearing, the Court requested supplemental briefs on the matters at issue. Such motions were submitted on August 8, 2012.

Banco Popular North America is currently a defendant in one class action lawsuit arising from its consumer banking activity.

On November 21, 2012, BPNA was served with a class action complaint filed in the New York State Supreme Court (New York County), whereby plaintiffs (existing BPNA customers) allege, among other things, that BPNA engages in unfair and deceptive acts and trade practices relative to the assessment of overdraft fees and payment processing on consumer deposit accounts. The complaint further alleges that BPNA improperly disclosed its consumer overdraft policies and, additionally, that the overdraft rates and fees assessed by BPNA violate New York's usury laws. The complaint seeks unspecified damages, including punitive damages, interest, disbursements, and attorneys' fees and costs.

BPNA removed the case to federal court (S.D.N.Y.), and plaintiffs subsequently filed a motion to remand the action to state court. BPNA is awaiting the court's ruling on remand to determine procedural posture and next steps.